SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 25, 2006
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                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                    0-50066                     48-1175170
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


610 Alamo Pintado Road, Solvang, California                             93463
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(Address of principal executive offices)                            (Zip Code)

                                 (805) 688-6644
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents
Item 2.02    Results of Operations and Financial Condition.
Item 9.01    Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 2.02         Results of Operations and Financial Condition.

         Harrington West Financial Group, Inc. (the "Company"), the holding company for Los Padres Bank, FSB and its division, Harrington Bank, is reissuing its earnings release for the results of the September 2006 quarter to correct a transposition error on page 6 of the release relating to the comparative chart of quarterly income statements. This correction does not affect the reported results in the narrative of the earnings release or other financial tables originally issued on October 24, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

         The information contained in this Report on Form 8-K is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01     Financial Statements and Exhibits.

       (a)    Not applicable.

       (b)    Not applicable.

       (c)    Not applicable.

       (d)    The following exhibits are included with this Report:

              Exhibit 99.1      Press Release dated October 25, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        HARRINGTON WEST FINANCIAL GROUP, INC.


                        By: /s/ Craig J. Cerny
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                            Craig J. Cerny
                            Chairman of the Board and Chief Executive Officer


Date:  October 25, 2006